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EXHIBIT 10.98
                           WARRANT PURCHASE AGREEMENT

         This Warrant Purchase Agreement (this "Agreement") is made and entered
into as of December        , 1998 by and among United Stationers Inc., a
Delaware corporation (the "Company") and ASI Partners III, L.P. ("ASI")
at                             .

         WHEREAS, ASI owns warrants (the "Warrants") for the purchase of 3,099.55 shares of Common Stock, Par Value $0.10, of the Company;

         WHEREAS, ASI wishes to sell the Warrants to the Company and the Company wishes to repurchase the Warrants from ASI;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.        SALE AND PURCHASE OF WARRANTS.

         (a) SALE OF WARRANTS. ASI shall hereby sells, transfers, conveys and assigns Warrants to the Company.

         (b) PURCHASE PRICE FOR WARRANTS. Upon delivery to the Company of the Warrants and subject to the terms and conditions set forth herein (i) the Company hereby agrees to transfer the amount of $74,466.68 by wire transfer in immediately available funds to the following account designated (the "designated Account") in consideration for the Warrants.

         (c) CONSEQUENCES OF TRANSACTIONS. As a consequence of the transactions described in Sections 1(a) and 1(b), ASI ceases to have any right, title or interest in, to or under any of the Warrants.

2.        REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES OF ASI. ASI hereby represents and warrants to the Company as follows:

                  (1) TITLE TO WARRANTS. ASI has good title to the Warrants, free and clear of any and all liens, pledges, charges, reservations, restrictions, options, rights of first offer or refusal, security interests, adverse claims or other encumbrances of any character whatsoever, whether written or oral and whether or not relating to the extension of credit or the borrowing of money ("Encumbrances").

The sale and delivery of the Warrants to the Company, pursuant to Section 1 will vest in the Company legal and valid title to the Warrants, free and clear of all Encumbrances. There are no agreements or understandings between ASI and any other person or entity with respect to any matter pertaining to the Warrants.

                  (2) ASI is a limited partnership duly organized and existing in good




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standing under the laws of its jurisdiction of formation. ASI has all requisite partnership power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder, and (iii) consummate the transactions hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all necessary partnership action.

                  (3) No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or other third party is required in connection with the execution, delivery and performance by ASI of this Agreement and the consummation by ASI of the transactions contemplated hereby (or if so required, the same has been duly obtained or made).

         (b) REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PURCHASERS. The Company hereby represents and warrants to ASI as follows:

                  (1) ORGANIZATION; CORPORATE AUTHORITY; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder, (iii) consummate the transactions hereunder, and (iv) to carry on its business as it is now being conducted.

                  (2) NO CONSENT OR APPROVAL REQUIRED. No Consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (or if so required, the same has been duly obtained or made).

3.       INDEMNIFICATION AND SURVIVAL.

         (a) SURVIVAL. The representations, warranties and covenants contained in Section 2 hereof shall survive the transaction contemplated by this Agreement.

         (b) INDEMNIFICATION. Each party hereto (the "Indemnifying Party") agrees to indemnify and hold harmless each other party from and against any and all loss, claim, damage, liability, or expense (including court costs and reasonable attorneys' fees and expenses) (each, an "INDEMNIFIABLE LOSS") incurred by such other party resulting from or reasonably related to any breach by the Indemnifying Party of its representations and warranties set forth in
Section 2 hereof.

4.       MISCELLANEOUS.

         (a) EXPENSES. Each party shall pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its own financial consultants, accountants and counsel.



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         (b) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to agreements made and wholly performed within such jurisdiction.



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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed on its behalf as of the date first written above.

                             UNITED STATIONERS INC.



                             By:/s/ Susan Maloney Meyer
                                -----------------------------------------
                             Name:  Susan Maloney Meyer
                                  ---------------------------------------
                             Title: Vice President, General Counsel
                                   --------------------------------------



                             ASI PARTNERS III, L.P.


                             By:/s/ Gary G. Miller
                                -----------------------------------------
                             Name: GARY G. MILLER
                                   --------------------------------------
                             Title:
                                   --------------------------------------






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